UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: January 24, 2017

(Date of earliest event reported)

Enservco Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36335	84-0811316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 South Cherry Street, Suite 1000

Denver, Colorado 80246

(Address of principal executive offices) (Zip Code)

(303) 333-3678

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On January 24, 2017, Steven P. Oppenheim retired from his director position and his position as the chairman of the Audit Committee of Enservco Corporation, a Delaware corporation (the “Company”). Mr. Oppenheim has served on the Board since 2013 and retired from the Board not as a result of any dispute or disagreement with Enservco.

On January 25, 2017, Chris Haymons, age 46, was appointed to the Board of Directors of the Company. Since January, 2015, Mr. Haymons has been a Co-Founder and Partner of Industria Partners, a firm providing strategic guidance for energy and industrial companies. Previously, Mr. Haymons was a Managing Director of St. Charles Capital, an investment banking firm, from January, 2009 until November, 2014. Mr. Haymons was also appointed by the Company’s Board of Directors to serve on the Board’s Audit Committee as its chairman.

ITEM 7.01      REGULATION FD DISCLOSURE

On January 24, 2017, the Company issued a press release entitled “Enservco Named as Finalist in the Northeast Region's 2017 Oilfield Services Company of the Year Category for 5th Annual Oil and Gas Awards.” A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

In addition, on January 27, 2017, the Company issued a press release entitled “Enservco Names Christopher D. Haymons to Board of Directors, Replacing Retiring Steve Oppenheim.” A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.2, and is incorporated herein by reference.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to liability under that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Registrant makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, that is required to be disclosed solely by Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release dated January 24, 2017
99.2	Press Release dated January 27, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSERVCO CORPORATION

Date: January 27, 2017	By:	/s/ Rick D. Kasch
Rick D. Kasch
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 24, 2017
99.2	Press Release dated January 27, 2017